                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                   FORM 8-K/A
  AMENDMENT NO. 2 TO FORM 8-K AMENDMENT NO. 1 (DATED MAY 15, 1996) AND FORM 8-K
                              (DATED MARCH 5, 1996)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 25, 1996




                 INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
                (Exact name of Company specified in its charter)



DELAWARE                             0-16753                      58-1722085
(State or other             (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)



          130 CEDAR STREET, FOURTH FLOOR, NEW YORK, NEW YORK         10006
               (Address of principal executive offices)            (Zip Code)




                                 (212) 306-6100
                (Company's telephone number, including area code)

                     FILED WITH THE COMMISSION JULY 25, 1996

ITEM 5.   OTHER EVENTS

     The Registrant ("Company") supplements its 8-K Filings of May 15, 1996, and March 5, 1996, with respect to the convertible debenture issued to Infinity Investors Ltd. ("Infinity"). From May 8, 1996 up until and including July 25, 1996, Infinity notified the Company of its election to convert an aggregate of $2,100,000 of the outstanding convertible debentures issued to Infinity into an aggregate of 1,833,643 shares of Class A Common Stock pursuant to Regulation S of the Securities Act of 1933. The Company incorporates by reference the information contained in the prior 8K filings referred to herein.

     The effect of the conversion of the convertible debentures increases the Company's equity to $1,491,690. Annexed hereto, marked Exhibit A, is a Balance Sheet giving pro forma effect to March 31, 1996.

     The increase in the Company's equity enables the Company to be in compliance with the capital requirements of NASDAQ.



                                    EXHIBITS

A)   Balance Sheet giving pro forma effect of Convertible Debenture conversion.


                                      - 2 -
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    New York, New York
          July 25, 1996


                                           INFORMATION MANAGEMENT TECHNOLOGIES
                                           CORPORATION
                                           (IMTECH)

                                           -----------------------------------
                                                (REGISTRANT)


                                           /S/ [caad 214]JOSEPH A. GITTO, JR.
                                           -----------------------------------
                                           [caad 214]JOSEPH A. GITTO, JR.
                                           PRESIDENT AND CHIEF FINANCIAL OFFICER

                                MAR 96 EXHIBIT A


INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION

                                  BALANCE SHEET


                                                                            31-Mar-96                               31-Mar-96
                                                                           AS REPORTED          PRO-FORMA           PRO-FORMA
                                                                           -----------          ---------           ---------

ASSETS

CURRENT ASSETS

CASH &M CASH EQUIVALENTS                                                    2,011,560                               2,011,560
ACCOUNTS RECEIVABLE, NET OF ALLOWANCE                                       1,406,731                               1,406,731
INVENTORY                                                                     303,133                                 303,133
PREPAID EXPENSES AND OTHER                                                    972,214                                 972,214
                                                                          -----------          ----------         -----------
          TOTAL CURRENT ASSETS                                              4,693,638                   0           4,693,638


PROPERTY AND EQUIPMENT-AT COST

PRODUCTION EQUIPMENT                                                        5,102,268                               5,102,268
SOFTWARE                                                                      295,128                                 295,128
FURNITURE AND FIXTURES                                                        399,899                                 399,899
LEASEHOLD IMPROVEMENTS                                                        461,089                                 461,089
COMPUTER EQUIPMENT                                                          1,101,323                               1,101,323
TOTAL PRODUCTION EQUIPMENT                                                  7,359,707                   0           7,359,707
LESS:  ACCUMULATED DEPRECIATION                                             5,013,249                   0           5,013,249
                                                                          -----------          ----------         -----------
PRODUCTION & EQUIPMENT, NET                                                 2,345,458                   0           2,345,458

OTHER ASSETS

DEPOSITS AND OTHER ASSETS                                                     347,636                                 347,636
INVESTMENT IN SUBSIDIARY                                                      379,057                                 379,057
TOTAL OTHER ASSETS                                                            726,693                   0             726,693
                                                                          -----------          ----------         -----------
          TOTAL ASSETS                                                      7,766,789                   0           7,766,789
                                                                          -----------          ----------         -----------
                                                                          -----------          ----------         -----------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

BANK CREDIT FACILITY                                                          640,056                                 640,056
CURRENT DEBT                                                                  431,975                                 431,975
CURRENT MATURATES OF LONG TERM DEBT                                           497,328                                 497,328
CURRENT MATURATES OF LONG TERM CAPITAL                                        333,728                                 333,728
ACCOUNTS PAYABLE                                                            1,455,015                               1,455,015
ACCRUED SALARIES                                                              156,007                                 156,007
DEFERRED REVENUE                                                              129,090                                 129,090
OTHER ACCRUED LIABILITIES                                                   1,457,798                               1,457,798
TOTAL CURRENT LIABILITIES                                                   5,100,997                   0           5,100,997

LONG-TERM DEBT, LESS CURRENT MATURES                                        2,793,329  A/B     (2,350,000)            443,329
ACCRUED RENT                                                                  368,494                                 368,494
CAPITAL LEASE OBLIGATIONS, LESS CURRENT                                       362,279                                 362,279
                                                                          -----------          ----------         -----------
TOTAL LONG TERM LIABILITIES                                                 3,524,102          (2,350,000)          1,174,102


COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' EQUITY

PREFERRED STOCK                                                             2,026,580  B          250,000           2,278,580
CLASS A COMMON STOCK                                                          141,403  A           73,346             214,749
ADDITIONAL PAID IN CAPITAL                                                 28,658,530  A        2,026,654          30,885,184
ACCUMULATED DEFICIT                                                       (31,684,823)                            (31,684,823)
TOTAL STOCKHOLDERS' EQUITY                                                   (868,310)          2,350,000           1,491,690
                                                                          -----------          ----------         -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  7,766,789                   0           7,766,789
                                                                          -----------          ----------         -----------
                                                                          -----------          ----------         -----------


A - TO RECORD CONVERSION $2,100,000 CONVERTIBLE DEBENTURES ISSUED TO INFINITY INVESTORS
B - RECORD THE CONVERSION OF AN ADDITIONAL $250,000 IN 12% SUBORDINATED CONVERTIBLE DEBENTURES INTO SHARES OF THE COMPANIES 12% PREFERRED STOCK.